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                                                                    EXHIBIT 10.7

                                                                       (Windsor)

                       SECOND AMENDMENT TO PROMISSORY NOTE

     THIS SECOND AMENDMENT TO PROMISSORY NOTE (this "Second Amendment") is entered into as of the 1st day of July, 2006, by and between DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company (the "Borrower"), and CAPMARK FINANCE INC., a California corporation, formerly known as GMAC Commercial Mortgage Corporation, a California corporation (the "Lender").

                                    RECITALS:

     A. The Borrower executed to the order of the Lender that certain Promissory Note dated March 29, 2001, in the principal amount of $4,709,000, as amended by that certain First Amendment to Promissory Note dated April 1, 2006 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

     B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this Second Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

     Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from July 1, 2006 until September 1, 2006. All references in the Note to the "Maturity Date" are hereby amended to mean September 1, 2006.

     Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

     Notwithstanding the execution of this Second Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending March 31, 2006, and signed by Borrower's Chief Financial Officer and Executive Vice President.

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     IN WITNESS WHEREOF, the Borrower and Lender have caused this Second
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                        BORROWER:

                                        DIVERSICARE WINDSOR HOUSE, LLC, a
                                        Delaware limited liability company

                                        By: Diversicare Leasing Corp., a
                                            Tennessee corporation

                                        Its: Sole Member


                                        By: /s/ Glynn Riddle
                                            ------------------------------------
                                            Glynn Riddle,
                                            Chief Financial Officer


                                        LENDER:

                                        CAPMARK FINANCE INC., a California
                                        corporation, formerly known as GMAC
                                        Commercial Mortgage Corporation, a
                                        California corporation


                                        By: /s/ Laura Y. McDonald
                                            ------------------------------------
                                        Its: Senior Vice President


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